Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	23,595				23,595	22,894	24,087	25,627	29,746	102,354
Equity in earnings of affiliates	424				424	365	462	530	375	1,732
Net gain on dispositions	17				17	1	14	—	—	15
Other income	10				10	452	18	49	2	521
Total Revenues and Other Income	24,046				24,046	23,712	24,581	26,206	30,123	104,622

Costs and Expenses
Purchased crude oil and products	21,138				21,138	17,679	18,353	19,463	23,914	79,409
Operating expenses	1,246				1,246	1,270	1,137	1,134	1,158	4,699
Selling, general and administrative expenses	386				386	384	439	435	437	1,695
Depreciation and amortization	336				336	315	320	337	346	1,318
Impairments	—				—	2	15	1	6	24
Taxes other than income taxes*	110				110	3,156	3,356	3,456	3,494	13,462
Accretion on discounted liabilities	6				6	5	6	5	6	22
Interest and debt expense	123				123	105	107	112	114	438
Foreign currency transaction (gains) losses	(16)				(16)	(1)	—	7	(6)	—
Total Costs and Expenses	23,329				23,329	22,915	23,733	24,950	29,469	101,067
Income before income taxes	717				717	797	848	1,256	654	3,555
Income tax expense (benefit)	132				132	234	267	407	(2,601)	(1,693)
Net Income	585				585	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61				61	28	31	26	57	142
Net Income Attributable to Phillips 66	524				524	535	550	823	3,198	5,106
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2014-09 on January 1, 2018:						3,036	3,252	3,376	3,390	13,054

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.07				1.07	1.02	1.06	1.60	6.29	9.90
Diluted	1.07				1.07	1.02	1.06	1.60	6.25	9.85

Weighted-Average Common Shares Outstanding (thousands)
Basic	487,065				487,065	521,647	517,785	512,923	508,148	515,090
Diluted	489,668				489,668	524,520	520,160	515,960	511,352	518,508

RECONCILIATION OF SEGMENT NET INCOME (LOSS) TO NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	233				233	112	96	117	139	464
Chemicals	232				232	181	196	121	27	525
Refining	91				91	259	224	550	371	1,404
Marketing and Specialties	184				184	141	214	208	123	686
Corporate and Other	(155)				(155)	(130)	(149)	(147)	2,595	2,169
Net Income	585				585	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61				61	28	31	26	57	142
Net Income Attributable to Phillips 66	524				524	535	550	823	3,198	5,106

SUMMARY OF NET INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	280				280	153	130	166	189	638
Chemicals	286				286	251	294	163	8	716
Refining	112				112	390	307	863	516	2,076
Marketing and Specialties	235				235	208	328	317	167	1,020
Corporate and Other	(196)				(196)	(205)	(211)	(253)	(226)	(895)
Consolidated	717				717	797	848	1,256	654	3,555

EFFECTIVE TAX RATES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	16.8%				16.8%	26.8%	26.2%	29.5%	26.5%	27.3%
Chemicals	18.9%				18.9%	27.9%	33.3%	25.8%	(237.5)%	26.7%
Refining	18.8%				18.8%	33.6%	27.0%	36.3%	28.1%	32.4%
Marketing and Specialties	21.7%				21.7%	32.2%	34.8%	34.4%	26.3%	32.7%
Corporate and Other	20.9%				20.9%	36.6%	29.4%	41.9%	1,248.2%	342.3%
Consolidated	18.4%				18.4%	29.4%	31.5%	32.4%	(397.7)%	(47.6)%

RECONCILIATION OF ADJUSTED SEGMENT NET INCOME (LOSS) TO ADJUSTED SEGMENT NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	136				136	78	74	98	108	358
NGL and Other	73				73	17	14	—	20	51
DCP Midstream	24				24	17	13	1	14	45
Total Midstream	233				233	112	101	99	142	454
Chemicals	232				232	201	196	153	121	671
Refining
Atlantic Basin/Europe	(73)				(73)	(50)	109	172	120	351
Gulf Coast	1				1	67	56	77	72	272
Central Corridor	203				203	62	29	198	192	481
West Coast	(42)				(42)	(81)	39	101	(26)	33
Total Refining	89				89	(2)	233	548	358	1,137
Marketing and Specialties
Marketing and Other	129				129	124	185	163	87	559
Specialties	45				45	17	33	48	37	135
Total Marketing and Specialties	174				174	141	218	211	124	694
Corporate and Other	(162)				(162)	(130)	(148)	(127)	(140)	(545)
Adjusted Net Income	566				566	322	600	884	605	2,411
Less: net income attributable to noncontrolling interests	54				54	28	31	26	57	142
Adjusted Net Income Attributable to Phillips 66	512				512	294	569	858	548	2,269

SPECIAL ITEMS INCLUDED IN SEGMENT NET INCOME AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66
(AFTER-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—				—	—	—	23	—	23
Hurricane-related costs	—				—	—	—	(3)	(3)	(6)
Pension settlement expense	—				—	—	(5)	(2)	—	(7)
Total Midstream	—				—	—	(5)	18	(3)	10

Chemicals
Impairments by equity affiliates	—				—	(20)	—	—	(19)	(39)
Hurricane-related costs	—				—	—	—	(32)	(75)	(107)
Total Chemicals	—				—	(20)	—	(32)	(94)	(146)

Refining
Pending claims and settlements	—				—	—	13	18	—	31
Certain tax impacts	2				2	—	—	—	23	23
Hurricane-related costs	—				—	—	—	(8)	(7)	(15)
Gain on consolidation of business	—				—	261	—	—	—	261
Pension settlement expense	—				—	—	(22)	(8)	(3)	(33)
Total Refining	2				2	261	(9)	2	13	267

Marketing and Specialties
Certain tax impacts	10				10	—	—	—	—	—
Hurricane-related costs	—				—	—	—	(1)	—	(1)
Pension settlement expense	—				—	—	(4)	(2)	(1)	(7)
Total Marketing and Specialties	10				10	—	(4)	(3)	(1)	(8)

Corporate and Other
Pending claims and settlements	—				—	—	2	(19)	—	(17)
U.S. tax reform	7				7	—	—	—	2,735	2,735
Pension settlement expense	—				—	—	(3)	(1)	—	(4)
Total Corporate and Other	7				7	—	(1)	(20)	2,735	2,714

Noncontrolling Interests
U.S. tax reform	(7)				(7)	—	—	—	—	—
Total Noncontrolling Interests	(7)				(7)	—	—	—	—	—

Total Phillips 66	12				12	241	(19)	(35)	2,650	2,837

SPECIAL ITEMS INCLUDED IN NET INCOME BY BUSINESS LINES/REGIONS
(AFTER-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—				—	—	—	21	(3)	18
NGL and Other	—				—	—	(5)	(3)	—	(8)
DCP Midstream	—				—	—	—	—	—	—
Total Midstream	—				—	—	(5)	18	(3)	10

Refining
Atlantic Basin/Europe	—				—	—	(2)	(1)	22	19
Gulf Coast	—				—	261	(3)	(10)	(8)	240
Central Corridor	—				—	—	(2)	(1)	(1)	(4)
West Coast	2				2	—	(2)	14	—	12
Total Refining	2				2	261	(9)	2	13	267

Marketing and Specialties
Marketing and Other	10				10	—	(4)	(3)	(1)	(8)
Specialties	—				—	—	—	—	—	—
Total Marketing and Specialties	10				10	—	(4)	(3)	(1)	(8)

SPECIAL ITEMS INCLUDED IN INCOME BEFORE INCOME TAXES
(PRE-TAX)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—				—	—	—	37	—	37
Hurricane-related costs	—				—	—	—	(4)	(6)	(10)
Pension settlement expense	—				—	—	(8)	(3)	(1)	(12)
Total Midstream	—				—	—	(8)	30	(7)	15

Chemicals
Impairments by equity affiliates	—				—	(33)	—	—	(31)	(64)
Hurricane-related costs	—				—	—	—	(53)	(122)	(175)
Total Chemicals	—				—	(33)	—	(53)	(153)	(239)

Refining
Pending claims and settlements	—				—	—	21	30	—	51
Certain tax impacts	2				2	—	—	—	23	23
Hurricane-related costs	—				—	—	—	(12)	(12)	(24)
Gain on consolidation of business	—				—	423	—	—	—	423
Pension settlement expense	—				—	—	(35)	(13)	(5)	(53)
Total Refining	2				2	423	(14)	5	6	420

Marketing and Specialties
Hurricane-related costs	—				—	—	—	(1)	—	(1)
Certain tax impacts	13				13	—	—	—	—	—
Pension settlement expense	—				—	—	(7)	(3)	(1)	(11)
Total Marketing and Specialties	13				13	—	(7)	(4)	(1)	(12)

Corporate and Other
Pending claims and settlements	—				—	—	3	(31)	—	(28)
Pension settlement expense	—				—	—	(5)	(2)	—	(7)
U.S. tax reform	16				16	—	—	—	—	—
Total Corporate and Other	16				16	—	(2)	(33)	—	(35)

Total Phillips 66	31				31	390	(31)	(55)	(155)	149

By Business Lines/Regions
Midstream
Transportation	—				—	—	—	34	(5)	29
NGL and Other	—				—	—	(8)	(4)	(2)	(14)
DCP Midstream	—				—	—	—	—	—	—
Total Midstream	—				—	—	(8)	30	(7)	15

Refining
Atlantic Basin/Europe	—				—	—	(4)	(2)	22	16
Gulf Coast	—				—	423	(5)	(14)	(14)	390
Central Corridor	—				—	—	(3)	(1)	(2)	(6)
West Coast	2				2	—	(2)	22	—	20
Total Refining	2				2	423	(14)	5	6	420

Marketing and Specialties
Marketing and Other	13				13	—	(7)	(4)	(1)	(12)
Specialties	—				—	—	—	—	—	—
Total Marketing and Specialties	13				13	—	(7)	(4)	(1)	(12)

CASH FLOW INFORMATION

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	585				585	563	581	849	3,255	5,248
Depreciation and amortization	336				336	315	320	337	346	1,318
Impairments	—				—	2	15	1	6	24
Accretion on discounted liabilities	6				6	5	6	5	6	22
Deferred income taxes	101				101	493	264	27	(2,670)	(1,886)
Undistributed equity earnings	119				119	(212)	(40)	(291)	27	(516)
Net gain on dispositions	(17)				(17)	(1)	(14)	—	—	(15)
Gain on consolidation of business	—				—	(423)	—	—	—	(423)
Other	173				173	6	92	(332)	48	(186)
Net working capital changes	(815)				(815)	(1,297)	641	(195)	913	62
Net Cash Provided by (Used in) Operating Activities	488				488	(549)	1,865	401	1,931	3,648

Cash Flows From Investing Activities
Capital expenditures and investments	(328)				(328)	(470)	(458)	(367)	(537)	(1,832)
Proceeds from asset dispositions*	17				17	9	42	14	21	86
Collection of advances/loans—related parties	—				—	325	—	—	1	326
Restricted cash received from consolidation of business	—				—	318	—	—	—	318
Other	(46)				(46)	(24)	(37)	(28)	45	(44)
Net Cash Provided by (Used in) Investing Activities	(357)				(357)	158	(453)	(381)	(470)	(1,146)

Cash Flows From Financing Activities
Issuance of debt	1,509				1,509	712	1,891	480	425	3,508
Repayment of debt	(7)				(7)	(773)	(2,137)	(251)	(517)	(3,678)
Issuance of common stock	10				10	4	2	17	12	35
Repurchase of common stock	(3,513)				(3,513)	(285)	(381)	(461)	(463)	(1,590)
Dividends paid on common stock	(327)				(327)	(326)	(360)	(356)	(353)	(1,395)
Distributions to noncontrolling interests	(45)				(45)	(24)	(30)	(29)	(37)	(120)
Net proceeds from issuance of Phillips 66 Partners LP common and preferred units	9				9	40	131	—	1,034	1,205
Other	(45)				(45)	(34)	(20)	(12)	(10)	(76)
Net Cash Provided by (Used in) Financing Activities	(2,409)				(2,409)	(686)	(904)	(612)	91	(2,111)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	1				1	2	17	(22)	20	17

Net Change in Cash, Cash Equivalents and Restricted Cash	(2,277)				(2,277)	(1,075)	525	(614)	1,572	408
Cash, cash equivalents and restricted cash at beginning of period	3,119				3,119	2,711	1,636	2,161	1,547	2,711
Cash, Cash Equivalents and Restricted Cash at End of Period	842				842	1,636	2,161	1,547	3,119	3,119
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	136				136	182	199	178	212	771
Chemicals	—				—	—	—	—	—	—
Refining	172				172	259	216	148	230	853
Marketing and Specialties	13				13	15	23	27	43	108
Corporate and Other	7				7	14	20	14	52	100
Total Consolidated	328				328	470	458	367	537	1,832

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	95				95	44	60	62	102	268
CPChem (Chemicals)	161				161	256	131	119	270	776
WRB Refining (Refining)	40				40	42	22	27	35	126
Select Equity Affiliates	296				296	342	213	208	407	1,170

Total Capital Program*
Midstream	231				231	226	259	240	314	1,039
Chemicals	161				161	256	131	119	270	776
Refining	212				212	301	238	175	265	979
Marketing and Specialties	13				13	15	23	27	43	108
Corporate and Other	7				7	14	20	14	52	100
Total Capital Program	624				624	812	671	575	944	3,002
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP.

MIDSTREAM

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream Net Income (Loss) ($ Millions)
Transportation	136				136	78	74	119	105	376
NGL and Other	73				73	17	9	(3)	20	43
DCP Midstream	24				24	17	13	1	14	45
Midstream Net Income (Loss)	233				233	112	96	117	139	464

Midstream Income (Loss) before Income Taxes ($ Millions)
Transportation	163				163	107	102	174	147	530
NGL and Other	86				86	19	6	(9)	16	32
DCP Midstream	31				31	27	22	1	26	76
Midstream Income (Loss) before Income Taxes	280				280	153	130	166	189	638

Midstream Adjusted EBITDA ($ Millions)*
PSXP**	236				236	149	157	154	240	700
Other Midstream	127				127	70	54	107	55	286
Transportation and NGL and Other	363				363	219	211	261	295	986
DCP Midstream	76				76	71	65	42	70	248
Midstream Adjusted EBITDA	439				439	290	276	303	365	1,234
* See reconciliation of net income to Adjusted EBITDA on next page.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Depreciation and Amortization ($ Millions)
Transportation	36				36	33	35	46	44	158
NGL and Other	38				38	35	34	35	37	141
DCP Midstream	—				—	—	—	—	—	—
Total	74				74	68	69	81	81	299

Operating and SG&A Expense ($ Millions)
Transportation	178				178	161	177	187	185	710
NGL and Other	77				77	57	63	65	70	255
DCP Midstream	—				—	—	(1)	—	—	(1)
Total	255				255	218	239	252	255	964

Transportation Volumes (MB/D)
Pipelines*	3,407				3,407	3,469	3,430	3,447	3,658	3,501
Terminals**	2,669				2,669	2,395	2,581	2,675	3,008	2,665
* Pipelines represent the sum of volumes transported through each separately tariffed pipeline segment, including our share of equity volumes in Yellowstone and Lake Charles pipelines.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	184				184	175	177	177	215	186
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)*	60				60	53	42	3	49	147

Depreciation and Amortization ($ Millions)	94				94	94	94	94	97	379

Operating and SG&A Expense ($ Millions)	221				221	240	254	226	234	954

Net Interest Expense ($ Millions)*	70				70	76	73	77	72	298
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	189				189	87	121	124	204	536

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.5				4.5	4.6	4.5	4.5	4.6	4.6
NGL Production (MB/D)	380				380	341	367	378	411	374

Weighted Average NGL Price*
DCP Midstream ($/BBL)	29.41				29.41	25.31	22.94	26.12	30.39	26.19
DCP Midstream ($/gal)	0.70				0.70	0.60	0.55	0.62	0.72	0.62
* Based on index prices from the Mont Belvieu and Conway market hubs that are weighted by NGL component and location mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	51				51	32	36	43	47	158
LP Distribution from PSXP to Phillips 66	50				50	37	40	44	46	167
GP Distribution from DCP Midstream, LP to DCP Midstream***	**				—	23	23	43	83	172
LP Distribution from DCP Midstream, LP to DCP Midstream***	**				—	41	40	42	40	163
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP.

MIDSTREAM (continued)

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Net Income to Adjusted EBITDA ($ Millions)
Midstream net income	233				233	112	96	117	139	464
Plus:
Income tax expense	47				47	41	34	49	50	174
Interest revenue	—				—	(1)	—	—	—	(1)
Depreciation and amortization	74				74	68	69	81	81	299
Midstream EBITDA	354				354	220	199	247	270	936

Special Item Adjustments (pre-tax):
Pending claims and settlements	—				—	—	—	(37)	—	(37)
Hurricane-related costs	—				—	—	—	4	6	10
Pension settlement expense	—				—	—	8	3	1	12
Midstream EBITDA, Adjusted for Special Items	354				354	220	207	217	277	921

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	1	1	(1)	1
Proportional share of selected equity affiliates net interest	34				34	27	26	31	37	121
Proportional share of selected equity affiliates depreciation and amortization	51				51	43	42	54	52	191
Midstream Adjusted EBITDA	439				439	290	276	303	365	1,234

Midstream Adjusted EBITDA by Business Line
100% PSXP Results ($ Millions)
PSXP net income	172				172	110	119	131	164	524
Plus:
Income tax expense	2				2	—	1	1	2	4
Net interest expense	29				29	23	23	24	29	99
Depreciation and amortization	28				28	28	28	32	28	116
PSXP EBITDA	231				231	161	171	188	223	743

Adjustments (pre-tax):
EBITDA attributable to predecessors	—				—	(14)	(17)	(36)	(2)	(69)
Special item - U.S. tax reform*	(10)				(10)	—	—	—	—	—
PSXP EBITDA, Adjusted for Predecessors and Special Item**	221				221	147	154	152	221	674

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	7				7	—	—	—	7	7
Proportional share of selected equity affiliates depreciation and amortization	8				8	2	3	2	11	18
PSXP Adjusted EBITDA**	236				236	149	157	154	240	700
* Represents a special item adjustment made for PSXP reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Total Transportation and NGL and Other ($ Millions)
Total Transportation and NGL and Other net income	209				209	95	83	116	125	419
Plus:
Income tax expense	40				40	31	25	49	38	143
Interest revenue	—				—	(1)	—	—	—	(1)
Depreciation and amortization	74				74	68	69	81	81	299
Total Transportation and NGL and Other EBITDA*	323				323	193	177	246	244	860

Special Item Adjustments (pre-tax):
Pension settlement expense	—				—	—	8	3	1	12
Pending claims and settlements	—				—	—	—	(37)	—	(37)
Hurricane-related costs	—				—	—	—	4	6	10
Total Transportation and NGL and Other EBITDA, Adjusted for Special Items*	323				323	193	185	216	251	845

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	18				18	10	10	18	18	56
Proportional share of selected equity affiliates depreciation and amortization	22				22	16	16	27	25	84
Total Transportation and NGL and Other Adjusted EBITDA*	363				363	219	211	261	295	986
* Includes PSXP results above. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream ($ Millions)
DCP Midstream net income	24				24	17	13	1	14	45
Plus:
Income tax expense	7				7	10	9	—	12	31
DCP Midstream EBITDA	31				31	27	22	1	26	76

Special Item Adjustments (pre-tax):
None	—				—	—	—	—	—	—
DCP Midstream EBITDA, Adjusted for Special Items	31				31	27	22	1	26	76

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	1	1	(2)	—
Proportional share of selected equity affiliates net interest	16				16	17	16	13	19	65
Proportional share of selected equity affiliates depreciation and amortization	29				29	27	26	27	27	107
DCP Midstream Adjusted EBITDA*	76				76	71	65	42	70	248
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Chemicals Net Income ($ Millions)	232				232	181	196	121	27	525

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	535				535	461	537	295	27	1,320
Specialties, Aromatics and Styrenics	57				57	53	61	46	9	169
Corporate and Other	(7)				(7)	(11)	(8)	(10)	(14)	(43)
Total	585				585	503	590	331	22	1,446

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	546				546	470	546	304	35	1,355
Specialties, Aromatics and Styrenics	61				61	62	65	51	13	191
Corporate and Other	(7)				(7)	(11)	(8)	(10)	(13)	(42)
Total	600				600	521	603	345	35	1,504

Depreciation and Amortization ($ Millions)	116				116	73	75	85	118	351

Net Interest Expense ($ Millions)*	(3)				(3)	(1)	(1)	(3)	(3)	(8)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	322				322	512	262	238	540	1,552
Advances to Equity Companies	—				—	6	2	3	—	11
Advance Repayments from Equity Companies	(33)				(33)	(7)	—	—	(52)	(59)

Externally Marketed Sales Volumes (MM Lbs)*
Olefins and Polyolefins	4,427				4,427	4,016	4,137	3,842	3,875	15,870
Specialties, Aromatics and Styrenics	1,013				1,013	1,206	1,175	1,095	1,142	4,618
Total	5,440				5,440	5,222	5,312	4,937	5,017	20,488
* Represents 100 percent of CPChem's outside sales of produced petrochemical products, as well as commission sales from equity affiliates.

Olefins and Polyolefins Capacity Utilization (%)	96%				96%	89%	98%	83%	79%	87%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.80				26.80	31.87	29.61	28.21	30.84	30.13
HDPE Blow Molding, Domestic Spot (cents/lb)	60.00				60.00	55.83	58.00	58.67	60.75	58.31

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.81				14.81	11.80	12.54	16.14	16.22	14.18
HDPE Blow Molding, Total Cash Cost (cents/lb)	39.81				39.81	44.90	42.59	41.13	43.78	43.10

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	32.18				32.18	31.00	32.48	29.61	31.59	31.17
* Source: IHS, Inc.

Reconciliation of Chemicals Net Income to Adjusted EBITDA ($ Millions)
Chemicals net income	232				232	181	196	121	27	525
Plus:
Income tax expense (benefit)	54				54	70	98	42	(19)	191
Chemicals EBITDA	286				286	251	294	163	8	716

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—				—	33	—	—	31	64
Hurricane-related costs	—				—	—	—	53	122	175
Chemicals EBITDA, Adjusted for Special Items	286				286	284	294	216	161	955

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23				23	20	14	18	16	68
Proportional share of selected equity affiliates net interest	3				3	1	2	1	—	4
Proportional share of selected equity affiliates depreciation and amortization	92				92	69	70	76	92	307
Chemicals Adjusted EBITDA	404				404	374	380	311	269	1,334

REFINING

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refining Net Income (Loss) ($ Millions)
Atlantic Basin/Europe	(73)				(73)	(50)	107	171	142	370
Gulf Coast	1				1	328	53	67	64	512
Central Corridor	203				203	62	27	197	191	477
West Coast	(40)				(40)	(81)	37	115	(26)	45
Refining Net Income (Loss)	91				91	259	224	550	371	1,404

Refining Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(108)				(108)	(98)	120	247	179	448
Gulf Coast	—				—	521	86	109	93	809
Central Corridor	272				272	97	42	317	299	755
West Coast	(52)				(52)	(130)	59	190	(55)	64
Refining Income (Loss) before Income Taxes	112				112	390	307	863	516	2,076

Refining Net Income (Loss) ($/BBL)
Atlantic Basin/Europe	(1.86)				(1.86)	(1.25)	2.07	3.27	2.59	1.86
Gulf Coast	0.01				0.01	4.91	0.73	0.95	0.84	1.79
Central Corridor	7.74				7.74	2.52	1.21	8.37	8.83	5.18
West Coast	(1.21)				(1.21)	(2.95)	1.05	3.14	(0.75)	0.34
Worldwide	0.54				0.54	1.63	1.23	3.01	1.98	1.97

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.17				7.17	6.29	7.90	10.02	8.32	8.25
Gulf Coast	6.75				6.75	8.03	6.74	7.26	6.38	7.07
Central Corridor	16.11				16.11	10.54	9.96	14.04	15.16	12.44
West Coast	8.32				8.32	9.95	10.83	12.95	7.96	10.49
Worldwide	9.29				9.29	8.55	8.44	10.49	8.98	9.13
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	52				52	49	47	47	49	192
Gulf Coast	66				66	65	68	68	70	271
Central Corridor	35				35	27	27	32	33	119
West Coast	58				58	58	62	58	61	239
Total	211				211	199	204	205	213	821
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	298				298	271	213	201	223	908
Gulf Coast	376				376	350	308	312	297	1,267
Central Corridor	115				115	144	191	131	161	627
West Coast	241				241	324	234	224	248	1,030
Total	1,030				1,030	1,089	946	868	929	3,832
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	98				98	83	19	7	16	125
Gulf Coast	105				105	72	23	11	19	125
Central Corridor	2				2	27	79	14	47	167
West Coast	40				40	117	33	11	17	178
Total	245				245	299	154	43	99	595
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	15				15	16	13	14	13	56
Gulf Coast	25				25	27	23	23	23	96
Central Corridor	12				12	14	13	9	10	46
West Coast	27				27	20	21	—	23	64
Total	79				79	77	70	46	69	262

Foreign Currency Gains (Losses) After-Tax ($ Millions)	9				9	—	1	(5)	5	1

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings (losses) of affiliates	(64)				(64)	(6)	22	144	162	322
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	(239)				(239)	239	(191)	(262)	(306)	(520)
Equity-affiliate-related expenses not included in Realized Refining Margins	(303)				(303)	233	(169)	(118)	(144)	(198)
Regional Totals
Atlantic Basin/Europe	(43)				(43)	(17)	(18)	25	17	7
Gulf Coast	(1)				(1)	428	(2)	1	(1)	426
Central Corridor	(259)				(259)	(178)	(149)	(144)	(160)	(631)
Total	(303)				(303)	233	(169)	(118)	(144)	(198)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Net Income to Adjusted EBITDA ($ Millions)
Refining net income	91				91	259	224	550	371	1,404
Plus:
Income tax expense	21				21	131	83	313	145	672
Depreciation and amortization	211				211	199	204	205	213	821
Refining EBITDA	323				323	589	511	1,068	729	2,897

Special Item Adjustments (pre-tax):
Pending claims and settlements	—				—	—	(21)	(30)	—	(51)
Certain tax impacts	(2)				(2)	—	—	—	(23)	(23)
Hurricane-related costs	—				—	—	—	12	12	24
Gain on consolidation of business	—				—	(423)	—	—	—	(423)
Pension settlement expense	—				—	—	35	13	5	53
Refining EBITDA, Adjusted for Special Items	321				321	166	525	1,063	723	2,477

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	(2)				(2)	—	(1)	(1)	(1)	(3)
Proportional share of selected equity affiliates depreciation and amortization	68				68	65	65	68	70	268
Refining Adjusted EBITDA	387				387	231	589	1,130	793	2,743

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	419				419	366	533	536	543	494
Total Processed Inputs (MB/D)	436				436	446	569	569	597	546
Crude Oil Capacity Utilization (%)	78%				78%	70%	103%	103%	104%	95%
Clean Product Yield (%)	84%				84%	88%	87%	88%	89%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	696				696	668	715	694	758	709
Total Processed Inputs (MB/D)	769				769	743	795	767	828	784
Crude Oil Capacity Utilization (%)	93%				93%	90%	96%	93%	102%	95%
Clean Product Yield (%)	76%				76%	80%	81%	80%	81%	81%

Central Corridor*
Crude Oil Charge Input (MB/D)	458				458	470	465	480	452	467
Total Processed Inputs (MB/D)	475				475	488	480	497	472	484
Crude Oil Capacity Utilization (%)	93%				93%	95%	94%	97%	92%	95%
Clean Product Yield (%)	90%				90%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	340				340	279	366	368	353	342
Total Processed Inputs (MB/D)	367				367	304	388	398	378	367
Crude Oil Capacity Utilization (%)	93%				93%	78%	102%	102%	98%	95%
Clean Product Yield (%)	86%				86%	87%	87%	86%	89%	87%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,913				1,913	1,783	2,079	2,078	2,106	2,012
Total Processed Inputs (MB/D)	2,047				2,047	1,981	2,232	2,231	2,275	2,181
Crude Oil Capacity Utilization (%)	89%				89%	84%	98%	98%	100%	95%
Clean Product Yield (%)	83%				83%	85%	85%	85%	87%	86%

Refined Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	172				172	213	252	252	260	244
Distillates	185				185	163	228	230	254	219
Other	81				81	81	95	92	90	90
Total	438				438	457	575	574	604	553
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	303				303	296	324	310	333	316
Distillates	260				260	275	292	286	311	291
Other	212				212	178	185	175	191	182
Total	775				775	749	801	771	835	789

Central Corridor*
Gasoline	242				242	253	241	253	251	249
Distillates	181				181	181	180	182	178	180
Other	56				56	59	64	68	48	60
Total	479				479	493	485	503	477	489
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	180				180	154	197	198	189	185
Distillates	136				136	110	141	142	144	135
Other	53				53	41	50	58	44	48
Total	369				369	305	388	398	377	368

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	897				897	916	1,014	1,013	1,033	994
Distillates	762				762	729	841	840	887	825
Other	402				402	359	394	393	373	380
Total	2,061				2,061	2,004	2,249	2,246	2,293	2,199

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	62.88				62.88	51.83	48.24	48.16	55.35	50.90
Brent	66.76				66.76	53.78	49.83	52.08	61.39	54.27
LLS	65.79				65.79	53.51	50.31	51.65	61.05	54.13
ANS	66.96				66.96	53.83	50.68	52.20	61.52	54.56
WTI less Maya	5.16				5.16	7.10	4.29	1.62	2.21	3.80
WTI less WCS	25.78				25.78	13.79	9.99	10.49	16.82	12.77

Natural Gas ($/MMBtu)
Henry Hub	3.01				3.01	3.00	3.05	2.93	2.86	2.96

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.23				9.23	9.46	15.53	19.17	11.26	13.85
East Coast Distillate less Brent	16.35				16.35	12.93	13.29	17.18	17.77	15.29
Gulf Coast
Gulf Coast Gasoline less LLS	8.65				8.65	9.92	10.86	14.90	8.95	11.16
Gulf Coast Distillate less LLS	15.15				15.15	12.26	11.59	16.44	15.48	13.94
Central Corridor
Central Gasoline less WTI	13.57				13.57	12.77	14.11	19.32	16.43	15.66
Central Distillate less WTI	19.85				19.85	14.00	14.59	21.98	23.43	18.50
West Coast
West Coast Gasoline less ANS	16.40				16.40	17.28	21.08	20.83	11.76	17.74
West Coast Distillate less ANS	17.28				17.28	14.84	14.32	20.45	18.81	17.10

Worldwide Market Crack Spread ($/BBL)*	13.12				13.12	12.24	14.06	18.19	13.98	14.62
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Marketing and Specialties Net Income ($ Millions)
Marketing and Other	139				139	124	181	160	86	551
Specialties	45				45	17	33	48	37	135
Marketing and Specialties Net Income	184				184	141	214	208	123	686

Marketing and Specialties Income before Income Taxes ($ Millions)
Marketing and Other	176				176	181	275	242	110	808
Specialties	59				59	27	53	75	57	212
Marketing and Specialties Income before Income Taxes	235				235	208	328	317	167	1,020

Marketing Net Income ($/BBL)
U.S.	0.64				0.64	0.52	0.75	0.65	0.34	0.56
International	1.30				1.30	1.59	2.31	1.79	1.54	1.81

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.39				1.39	1.47	1.74	1.63	1.09	1.48
International	3.32				3.32	3.70	4.95	4.45	3.72	4.21
* See note on the use of non-GAAP measures below. Also, reconciliations of net income to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Realized Margins not included in Marketing Fuel Margin ($ Millions)*
Marketing and Other	147				147	133	142	160	130	565
Specialties	94				94	72	97	120	103	392
Total	241				241	205	239	280	233	957
* Excludes Gain on Dispositions and Excise Tax Income.

Depreciation and Amortization ($ Millions)
Marketing and Other	24				24	22	21	24	25	92
Specialties	5				5	5	5	5	5	20
Total	29				29	27	26	29	30	112

Operating and SG&A Expense ($ Millions)
Marketing and Other	266				266	245	283	292	284	1,104
Specialties	36				36	38	37	39	39	153
Total	302				302	283	320	331	323	1,257

Marketing Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,024				1,024	1,073	1,188	1,188	1,197	1,162
Distillates	706				706	667	751	780	866	766
Other	1				1	—	—	1	1	1
Total	1,731				1,731	1,740	1,939	1,969	2,064	1,929

International Marketing
Gasoline	81				81	82	87	84	83	84
Distillates	173				173	168	161	166	165	165
Other	19				19	15	18	17	20	17
Total	273				273	265	266	267	268	266

Worldwide Marketing
Gasoline	1,105				1,105	1,155	1,275	1,272	1,280	1,246
Distillates	879				879	835	912	946	1,031	931
Other	20				20	15	18	18	21	18
Total	2,004				2,004	2,005	2,205	2,236	2,332	2,195

Foreign Currency Gains (Losses) After-Tax ($ Millions)	4				4	1	—	1	(3)	(1)

Reconciliation of Marketing and Specialties Net Income to Adjusted EBITDA ($ Millions)
Marketing and Specialties net income	184				184	141	214	208	123	686
Plus:
Income tax expense	51				51	67	114	109	44	334
Depreciation and amortization	29				29	27	26	29	30	112
Marketing and Specialties EBITDA	264				264	235	354	346	197	1,132

Special Item Adjustments (pre-tax):
Hurricane-related costs	—				—	—	—	1	—	1
Pension settlement expense	—				—	—	7	3	1	11
Certain tax impacts	(13)				(13)	—	—	—	—	—
Marketing and Specialties EBITDA, Adjusted for Special Items	251				251	235	361	350	198	1,144

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—				—	—	—	1	—	1
Proportional share of selected equity affiliates depreciation and amortization	3				3	3	3	2	3	11
Marketing and Specialties Adjusted EBITDA	254				254	238	364	353	201	1,156

CORPORATE AND OTHER

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Corporate and Other Net Income (Loss) ($ Millions)	(155)				(155)	(130)	(149)	(147)	2,595	2,169

Detail of Net Income (Loss) ($ Millions)
Net interest expense	(89)				(89)	(65)	(65)	(68)	(68)	(266)
Corporate overhead	(47)				(47)	(39)	(47)	(45)	(44)	(175)
Technology	(18)				(18)	(15)	(14)	(16)	(17)	(62)
U.S. tax reform	7				7	—	—	—	2,735	2,735
Other	(8)				(8)	(11)	(23)	(18)	(11)	(63)
Total	(155)				(155)	(130)	(149)	(147)	2,595	2,169

Pre-Tax Net Interest Expense ($ Millions)
Interest expense	(123)				(123)	(114)	(113)	(112)	(114)	(453)
Capitalized interest	—				—	9	6	—	—	15
Interest revenue	11				11	5	7	8	10	30
Total	(112)				(112)	(100)	(100)	(104)	(104)	(408)

Reconciliation of Corporate and Other Net Income (Loss) to Adjusted EBITDA ($ Millions)
Corporate and Other net income (loss)	(155)				(155)	(130)	(149)	(147)	2,595	2,169
Plus:
Income tax benefit	(41)				(41)	(75)	(62)	(106)	(2,821)	(3,064)
Net interest expense	112				112	100	100	104	104	408
Depreciation and amortization	22				22	21	21	22	22	86
Corporate and Other EBITDA	(62)				(62)	(84)	(90)	(127)	(100)	(401)

Special Item Adjustments (pre-tax):
Pension settlement expense	—				—	—	5	2	—	7
Pending claims and settlements	—				—	—	—	31	—	31
U.S. tax reform	(16)				(16)	—	—	—	—	—
Corporate and Other EBITDA, Adjusted for Special Items	(78)				(78)	(84)	(85)	(94)	(100)	(363)

Other Adjustments (pre-tax):
None	—				—	—	—	—	—	—
Corporate and Other Adjusted EBITDA	(78)				(78)	(84)	(85)	(94)	(100)	(363)

Foreign Currency Gains (Losses) After-Tax ($ Millions)	—				—	—	(1)	(1)	2	—

Phillips 66 Total Company Debt
Total Debt ($ Millions)	11,621				11,621	10,210	9,965	10,201	10,110	10,110
Debt-to-Capital Ratio (%)	32%				32%	30%	30%	30%	27%	27%

Total Equity ($ Millions)	24,300				24,300	23,725	23,806	23,959	27,428	27,428

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	585				585	563	581	849	3,255	5,248
Plus:
Income tax expense (benefit)	132				132	234	267	407	(2,601)	(1,693)
Net interest expense	112				112	99	100	104	104	407
Depreciation and amortization	336				336	315	320	337	346	1,318
Phillips 66 EBITDA	1,165				1,165	1,211	1,268	1,697	1,104	5,280

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—				—	33	—	—	31	64
Pending claims and settlements	—				—	—	(21)	(36)	—	(57)
Certain tax impacts	(15)				(15)	—	—	—	(23)	(23)
Gain on consolidation of business	—				—	(423)	—	—	—	(423)
Pension settlement expense	—				—	—	55	21	7	83
Hurricane-related costs	—				—	—	—	70	140	210
U.S. tax reform	(16)				(16)	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items	1,134				1,134	821	1,302	1,752	1,259	5,134

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23				23	20	15	19	16	70
Proportional share of selected equity affiliates net interest	35				35	28	27	32	36	123
Proportional share of selected equity affiliates depreciation and amortization	214				214	180	180	200	217	777
EBITDA attributable to Phillips 66 noncontrolling interests	(80)				(80)	(46)	(47)	(49)	(87)	(229)
Phillips 66 Adjusted EBITDA	1,326				1,326	1,003	1,477	1,954	1,441	5,875

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and Adjusted EBITDA and Realized refining margins per barrel and Realized marketing fuel margins per barrel. These are non-GAAP financial measures. EBITDA and Adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is net income. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The most directly comparable GAAP measure to both realized margin per barrel measures is net income per barrel. Reconciliations of net income to realized refining margin and realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS

	$ Millions, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Net income (loss)	(73)				(73)	(50)	107	171	142	370
Plus:
Income tax expense (benefit)	(35)				(35)	(48)	13	76	37	78
Taxes other than income taxes	15				15	16	13	14	13	56
Depreciation, amortization and impairments	52				52	49	47	47	49	192
Selling, general and administrative expenses	13				13	14	15	16	16	61
Operating expenses	285				285	257	198	185	207	847
Equity in losses of affiliates	2				2	4	2	3	2	11
Other segment income	(7)				(7)	(3)	(3)	(2)	(2)	(10)
Proportional share of refining gross margins contributed by equity affiliates	29				29	14	16	15	14	59
Special items:
Certain tax impacts	—				—	—	—	—	(23)	(23)
Realized refining margins	281				281	253	408	525	455	1,641

Total processed inputs (thousands of barrels)	39,218				39,218	40,116	51,749	52,306	54,897	199,068
Adjusted total processed inputs (thousands of barrels)*	39,218				39,218	40,116	51,749	52,306	54,897	199,068

Net income (loss) (dollars per barrel)**	(1.86)				(1.86)	(1.25)	2.07	3.27	2.59	1.86
Realized refining margins (dollars per barrel)***	7.17				7.17	6.29	7.90	10.02	8.32	8.25

GULF COAST
Net income	1				1	328	53	67	64	512
Plus:
Income tax expense (benefit)	(1)				(1)	193	33	42	29	297
Taxes other than income taxes	25				25	27	23	24	23	97
Depreciation, amortization and impairments	66				66	67	68	68	70	273
Selling, general and administrative expenses	10				10	12	14	14	15	55
Operating expenses	366				366	338	294	298	282	1,212
Equity in (earnings) losses of affiliates	1				1	(7)	2	(1)	2	(4)
Other segment (income) expense, net	(1)				(1)	(422)	1	—	—	(421)
Proportional share of refining gross margins contributed by equity affiliates	—				—	1	—	—	—	1
Realized refining margins	467				467	537	488	512	485	2,022

Total processed inputs (thousands of barrels)	69,207				69,207	66,848	72,346	70,544	76,213	285,951
Adjusted total processed inputs (thousands of barrels)*	69,207				69,207	66,848	72,346	70,544	76,213	285,951

Net income (dollars per barrel)**	0.01				0.01	4.91	0.73	0.95	0.84	1.79
Realized refining margins (dollars per barrel)***	6.75				6.75	8.03	6.74	7.26	6.38	7.07

CENTRAL CORRIDOR
Net income	203				203	62	27	197	191	477
Plus:
Income tax expense	69				69	35	15	120	108	278
Taxes other than income taxes	12				12	14	13	9	10	46
Depreciation, amortization and impairments	35				35	27	37	32	33	129
Selling, general and administrative expenses	7				7	8	8	8	10	34
Operating expenses	108				108	136	183	123	151	593
Equity in (earnings) losses of affiliates	61				61	9	(26)	(146)	(166)	(329)
Other segment (income) expense, net	(4)				(4)	2	4	8	(1)	13
Proportional share of refining gross margins contributed by equity affiliates	198				198	169	175	290	325	959
Realized refining margins	689				689	462	436	641	661	2,200

Total processed inputs (thousands of barrels)	26,236				26,236	24,647	22,331	23,525	21,643	92,146
Adjusted total processed inputs (thousands of barrels)*	42,765				42,765	43,921	43,718	45,733	43,451	176,823

Net income (dollars per barrel)**	7.74				7.74	2.52	1.21	8.37	8.83	5.18
Realized refining margins (dollars per barrel)***	16.11				16.11	10.54	9.96	14.04	15.16	12.44

RECONCILIATION OF NET INCOME (LOSS) TO REALIZED REFINING MARGINS (continued)

	$ Millions, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Net income (loss)	(40)				(40)	(81)	37	115	(26)	45
Plus:
Income tax expense (benefit)	(12)				(12)	(49)	22	75	(29)	19
Taxes other than income taxes	25				25	20	21	—	23	64
Depreciation, amortization and impairments	58				58	58	67	58	61	244
Selling, general and administrative expenses	11				11	11	12	12	13	48
Operating expenses	230				230	313	222	212	235	982
Other segment expense	3				3	1	1	2	1	5
Realized refining margins	275				275	273	382	474	278	1,407

Total processed inputs (thousands of barrels)	33,051				33,051	27,414	35,304	36,635	34,736	134,089
Adjusted total processed inputs (thousands of barrels)*	33,051				33,051	27,414	35,304	36,635	34,736	134,089

Net income (loss) (dollars per barrel)**	(1.21)				(1.21)	(2.95)	1.05	3.14	(0.75)	0.34
Realized refining margins (dollars per barrel)***	8.32				8.32	9.95	10.83	12.95	7.96	10.49

WORLDWIDE
Net income	91				91	259	224	550	371	1,404
Plus:
Income tax expense	21				21	131	83	313	145	672
Taxes other than income taxes	77				77	77	70	47	69	263
Depreciation, amortization and impairments	211				211	201	219	205	213	838
Selling, general and administrative expenses	41				41	45	49	50	54	198
Operating expenses	989				989	1,044	897	818	875	3,634
Equity in (earnings) losses of affiliates	64				64	6	(22)	(144)	(162)	(322)
Other segment (income) expense, net	(9)				(9)	(422)	3	8	(2)	(413)
Proportional share of refining gross margins contributed by equity affiliates	227				227	184	191	305	339	1,019
Special items:
Certain tax impacts	—				—	—	—	—	(23)	(23)
Realized refining margins	1,712				1,712	1,525	1,714	2,152	1,879	7,270

Total processed inputs (thousands of barrels)	167,712				167,712	159,025	181,730	183,010	187,489	711,254
Adjusted total processed inputs (thousands of barrels)*	184,241				184,241	178,299	203,117	205,218	209,297	795,931

Net income (dollars per barrel)**	0.54				0.54	1.63	1.23	3.01	1.98	1.97
Realized refining margins (dollars per barrel)***	9.29				9.29	8.55	8.44	10.49	8.98	9.13
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Net income divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

RECONCILIATION OF NET INCOME TO REALIZED MARKETING FUEL MARGINS

	$ Millions, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Net income	99				99	81	132	118	64	395
Plus:
Income tax expense	33				33	48	79	73	33	233
Taxes other than income taxes*	(10)				(10)	1,278	1,375	1,409	1,419	5,481
Depreciation and amortization	4				4	4	3	3	4	14
Selling, general and administrative expenses	176				176	174	193	193	191	751
Equity in earnings of affiliates	(2)				(2)	—	(2)	(2)	(1)	(5)
Other operating revenues*	(84)				(84)	(1,354)	(1,459)	(1,499)	(1,503)	(5,815)
Other segment income	—				—	(1)	(14)	—	—	(15)
Realized marketing fuel margins	216				216	230	307	295	207	1,039

Total fuel sales volumes (thousands of barrels)	155,780				155,780	156,548	176,419	181,110	189,851	703,928

Net income (dollars per barrel)	0.64				0.64	0.52	0.75	0.65	0.34	0.56
Realized marketing fuel margins (dollars per barrel)**	1.39				1.39	1.47	1.74	1.63	1.09	1.48

INTERNATIONAL
Net income	32				32	38	56	44	38	176
Plus:
Income tax expense (benefit)	5				5	10	19	14	(2)	41
Taxes other than income taxes*	(2)				(2)	1,756	1,881	1,970	1,972	7,579
Depreciation and amortization	18				18	15	16	17	19	67
Selling, general and administrative expenses	70				70	60	63	70	71	264
Equity in earnings of affiliates	(18)				(18)	(19)	(22)	(22)	(20)	(83)
Other operating revenues*	(7)				(7)	(1,760)	(1,883)	(1,973)	(1,978)	(7,594)
Other segment (income) expense, net	(5)				(5)	(1)	1	(1)	3	2
Marketing Margins	93				93	99	131	119	103	452
Less: Margin for non-fuel related sales	12				12	11	11	10	10	42
Realized marketing fuel margins	81				81	88	120	109	93	410

Total fuel sales volumes (thousands of barrels)	24,534				24,534	23,885	24,229	24,596	24,636	97,346

Net income (dollars per barrel)	1.30				1.30	1.59	2.31	1.79	1.54	1.81
Realized marketing fuel margins (dollars per barrel)**	3.32				3.32	3.70	4.95	4.45	3.72	4.21
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of FASB ASU No. 2014-09 on January 1, 2018. Other operating revenues also includes other non-fuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.